Item 77C - DWS Small Cap Index VIP
(a series of DWS Investments VIT Funds)
Registrant incorporates by reference to Proxy Statement
filed on April 6, 2006 (Accession No. 0001193125-06-
074920).
A Special Meeting of Shareholders (the "Meeting") of
DWS Investments VIT Funds (the "Fund") was held on May
5, 2006, at the offices of Deutsche Asset Management,
345 Park Avenue, New York, New York 10154. At the
Meeting, the following matters were voted upon by the
Shareholders (the resulting votes are presented below).
I.	Election of Trustees. ("Number of Votes"
represents all funds that are series of DWS Investments VIT
Funds.)


Number of Votes:




For
Withheld
Henry P. Becton, Jr.
90,776,022.825
3,767,879.874
Dawn-Marie Driscoll
90,634,404.365
3,909,498.334
Keith R. Fox
90,791,668.751
3,752,233.948
Kenneth C. Froewiss
90,771,594.500
3,772,308.199
Martin J. Gruber
90,715,472.102
3,828,430.597
Richard J. Herring
90,810,930.620
3,732,972.079
Graham E. Jones
90,698,771.929
3,845,130.770
Rebecca W. Rimel
90,681,776.859
3,862,125.840
Philip Saunders, Jr.
90,716,673.809
3,827,228.890
William N. Searcy, Jr.
90,728,370.338
3,815,532.361
Jean Gleason Stromberg
90,699,168.340
3,844,734.359
Carl W. Vogt
90,735,977.335
3,807,925.364
Axel Schwarzer
90,689,970.472
3,853,932.227

II-A.	Approval of an Amended and Restated Investment
Management Agreement with Deutsche Asset Management, Inc.
Number of Votes:
Affirmative
Against
Abstain
26,000,053.355
257,320.194
825,459.751

II-B.	Approval of an Amended and Restated Investment
Management Agreement with Deutsche Investment Management
Americas Inc.
Number of Votes:
Affirmative
Against
Abstain
25,896,972.778
381,753.057
804,107.465

II-C.	Approval of a Subadvisor Approval Policy.
Number of Votes:
Affirmative
Against
Abstain
25,469,887.497
789,645.236
823,300.567

III.	Approval of revised fundamental investment restrictions on:
III-A.	Borrowing Money
Number of Votes:
Affirmative
Against
Abstain
24,701,876.617
1,382,703.205
998,253.478

III-B.	Pledging Assets
Number of Votes:
Affirmative
Against
Abstain
24,634,473.999
1,450,105.823
998,253.478

III-C.	Senior Securities
Number of Votes:
Affirmative
Against
Abstain
24,646,752.124
1,444,121.813
991,959.363

III-D.	Concentration
Number of Votes:
Affirmative
Against
Abstain
24,755,380.876
1,335,493.061
991,959.363

III-E.	Underwriting of Securities
Number of Votes:
Affirmative
Against
Abstain
24,670,744.699
1,420,129.238
991,959.363

III-F.	Real Estate Investments
Number of Votes:
Affirmative
Against
Abstain
24,716,274.563
1,374,599.374
991,959.363

III-G.	Commodities
Number of Votes:
Affirmative
Against
Abstain
24,672,557.217
1,418,316.720
991,959.363

III-H.	Lending
Number of Votes:
Affirmative
Against
Abstain
24,712,303.536
1,372,276.286
998,253.478

III-I.	Portfolio Diversification for Diversified Funds
Number of Votes:
Affirmative
Against
Abstain
24,758,362.457
1,332,511.480
991,959.363

III-K.	Oil, Gas and Mineral Programs
Number of Votes:
Affirmative
Against
Abstain
24,740,324.413
1,350,549.524
991,959.363

IV-A.	Approval of Amended and Restated Declaration of Trust.
("Number of Votes" represents all funds that are a series of
DWS Investments VIT Funds.)
Number of Votes:
Affirmative
Against
Abstain
85,808,378.965
2,981,421.936
5,754,101.798

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the Shareholders. (The resulting votes are presented below.)VI-B.
Approval of Future Amendments to the Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are a series of DWS Investments VIT Funds.)
Number of Votes:
Affirmative
Against
Abstain
89,118,434.930
3,652,849.477
6,890,954.333

*	Broker non-votes are proxies received by the fund from
brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



G:\sec_reg\NSAR\2006\123106\Item 77C Small Cap VIP.rtf

Item 77C - DWS RREEF Real Estate Securities VIP
(a series of DWS Investments VIT Funds)
Registrant incorporates by reference to Proxy Statement
filed on April 6, 2006 (Accession No. 0001193125-06-
074920).
A Special Meeting of Shareholders (the "Meeting") of
DWS Investments VIT Funds (the "Fund") was held on May
5, 2006, at the offices of Deutsche Asset Management,
345 Park Avenue, New York, New York 10154. At the
Meeting, the following matters were voted upon by
the Shareholders (the resulting votes are presented below).
I.	Election of Trustees. ("Number of Votes" represents
all funds that are series of DWS Investments
VIT Funds.)

Number of Votes:

For
Withheld
Henry P. Becton, Jr.
90,776,022.825
3,767,879.874
Dawn-Marie Driscoll
90,634,404.365
3,909,498.334
Keith R. Fox
90,791,668.751
3,752,233.948
Kenneth C. Froewiss
90,771,594.500
3,772,308.199
Martin J. Gruber
90,715,472.102
3,828,430.597
Richard J. Herring
90,810,930.620
3,732,972.079
Graham E. Jones
90,698,771.929
3,845,130.770
Rebecca W. Rimel
90,681,776.859
3,862,125.840
Philip Saunders, Jr.
90,716,673.809
3,827,228.890
William N. Searcy, Jr.
90,728,370.338
3,815,532.361
Jean Gleason Stromberg
90,699,168.340
3,844,734.359
Carl W. Vogt
90,735,977.335
3,807,925.364
Axel Schwarzer
90,689,970.472
3,853,932.227

II-A.	Approval of an Amended and Restated Investment
Management Agreement with Deutsche Asset
Management, Inc.
Number of Votes:
Affirmative
Against
Abstain
1,891,844.416
64,909.236
95,774.352

II-B.	Approval of an Amended and Restated Investment
Management Agreement with Deutsche Investment
Management Americas Inc.
Number of Votes:
Affirmative
Against
Abstain
1,895,131.983
57,271.293
100,124.728

II-C.	Approval of a Subadvisor Approval Policy.
Number of Votes:
Affirmative
Against
Abstain
1,879,060.007
67,705.152
105,762.845

III.	Approval of revised fundamental investment
restrictions on:
III-A.	Borrowing Money
Number of Votes:
Affirmative
Against
Abstain
1,874,011.583
55,725.473
122,790.948

III-C.	Senior Securities
Number of Votes:
Affirmative
Against
Abstain
1,888,880.597
40,856.459
122,790.948

III-E.	Underwriting of Securities
Number of Votes:
Affirmative
Against
Abstain
1,891,830.864
37,906.192
122,790.948

III-F.	Real Estate Investments
Number of Votes:
Affirmative
Against
Abstain
1,887,481.380
42,255.676
122,790.948

III-G.	Commodities
Number of Votes:
Affirmative
Against
Abstain
1,883,411.232
46,325.824
122,790.948

III-H.	Lending
Number of Votes:
Affirmative
Against
Abstain
1,887,059.066
42,677.990
122,790.948

III-J.	Investing for Control
Number of Votes:
Affirmative
Against
Abstain
1,891,927.584
37,809.472
122,790.948

IV-A.	Approval of Amended and Restated Declaration of Trust.
("Number of Votes" represents all funds that are
series of DWS Investment VIT Funds.)
Number of Votes:
Affirmative
Against
Abstain
85,808,378.965
2,981,421.936
5,754,101.798

The Meeting was reconvened on June 1, 2006, at
which time the following matter was voted upon by the
Shareholders.(The resulting votes are presented below.)
VI-B.	Approval of Future Amendments to the Amended and
Restated Declaration of Trust. ("Number of Votes"
represents all funds that are series of DWS Investment VIT Funds.) Number of Votes:
Affirmative
Against
Abstain
89,118,434.930
3,652,849.477
6,890,954.333

*	Broker non-votes are proxies received by the fund
from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



G:\sec_reg\NSAR\2006\123106\Item 77C RREEF VIP.rtf

Item 77C - DWS Equity 500 Index VIP (a series of DWS Investments
VIT Funds)
Registrant incorporates by reference to Proxy Statement filed on April 6,
2006 (Accession No. 0001193125-06-074920).
A Special Meeting of Shareholders (the "Meeting") of DWS Investments VIT
Funds (the "Fund") was held on May 5, 2006, at the offices of Deutsche
Asset Management, 345 Park Avenue, New York, New York 10154. At the
Meeting, the following matters were voted upon by the Shareholders (the resulting votes are presented below).
I.	Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Investments VIT Funds.)

Number of Votes:

For
Withheld
Henry P. Becton, Jr.
90,776,022.825
3,767,879.874
Dawn-Marie Driscoll
90,634,404.365
3,909,498.334
Keith R. Fox
90,791,668.751
3,752,233.948
Kenneth C. Froewiss
90,771,594.500
3,772,308.199
Martin J. Gruber
90,715,472.102
3,828,430.597
Richard J. Herring
90,810,930.620
3,732,972.079
Graham E. Jones
90,698,771.929
3,845,130.770
Rebecca W. Rimel
90,681,776.859
3,862,125.840
Philip Saunders, Jr.
90,716,673.809
3,827,228.890
William N. Searcy, Jr.
90,728,370.338
3,815,532.361
Jean Gleason Stromberg
90,699,168.340
3,844,734.359
Carl W. Vogt
90,735,977.335
3,807,925.364
Axel Schwarzer
90,689,970.472
3,853,932.227

II-A.	Approval of an Amended and Restated Investment Management
Agreement with Deutsche Asset Management, Inc.
Number of Votes:
Affirmative
Against
Abstain
58,918,176.846
1,955,659.301
4,534,705.248

II-B.	Approval of an Amended and Restated Investment Management
Agreement with Deutsche Investment Management Americas Inc.
Number of Votes:
Affirmative
Against
Abstain
58,986,517.353
1,922,312.214
4,499,711.828

II-C.	Approval of a Subadvisor Approval Policy.
Number of Votes:
Affirmative
Against
Abstain
58,294,736.434
2,419,196.325
4,694,608.636

III.	Approval of revised fundamental investment restrictions on:
III-A.	Borrowing Money
Number of Votes:
Affirmative
Against
Abstain
58,605,292.378
1,938,789.350
4,864,459.667

III-B.	Pledging Assets
Number of Votes:
Affirmative
Against
Abstain
58,680,231.294
1,875,327.381
4,852,982.720

III-C.	Senior Securities
Number of Votes:
Affirmative
Against
Abstain
58,766,410.721
1,778,938.486
4,863,192.188

III-D.	Concentration
Number of Votes:
Affirmative
Against
Abstain
58,803,799.959
1,751,758.716
4,852,982.720

III-E.	Underwriting of Securities
Number of Votes:
Affirmative
Against
Abstain
58,850,586.916
1,694,762.291
4,863,192.188

III-F.	Real Estate Investments
Number of Votes:
Affirmative
Against
Abstain
58,829,821.545
1,715,527.662
4,863,192.188

III-G.	Commodities
Number of Votes:
Affirmative
Against
Abstain
58,730,308.501
1,815,040.706
4,863,192.188

III-H.	Lending
Number of Votes:
Affirmative
Against
Abstain
58,745,262.030
1,800,087.177
4,863,192.188

III-I.	Portfolio Diversification for Diversified Funds
Number of Votes:
Affirmative
Against
Abstain
58,850,325.131
1,705,230.544
4,852,982.720

III-K.	Oil, Gas and Mineral Programs
Number of Votes:
Affirmative
Against
Abstain
58,684,673.118
1,870,885.557
4,852,982.720

IV-A.	Approval of Amended and Restated Declaration of Trust. ("Number
of Votes" represents all funds that are series of DWS Investments VIT
Funds.)
Number of Votes:
Affirmative
Against
Abstain
85,808,378.965
2,981,421.936
5,754,101.798
The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the Shareholders. (The resulting votes are presented below.)
VI-B.	Approval of Future Amendments to the Amended and Restated
Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Investments VIT Funds.)
Number of Votes:
Affirmative
Against
Abstain
89,118,434.930
3,652,849.477
6,890,954.333

*	Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.